========================================================


                       Securities and Exchange Commission
                             Washington, D.C. 20549

                      ------------------------------------



                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 12, 2000


                        LEVEL JUMP FINANCIAL GROUP, INC.

             (Exact name of registrant as specified in its charter)


             Florida                                          1-12023
(State or other jurisdiction of incorporation)          (Commission File No.)


         30 Broad Street
         28th Floor
         New York, New York                                   10004
(Address of principal executive offices)                  (Postal Code)


        Registrant's telephone number, including area code:(212) 344-5867


           ===========================================================

Item 7. Financial Statements and Exhibits

         (b)  Pro Forma Financial Information

                     The following unaudited pro forma condensed consolidated
              financial statements are filed with this report:

              o Pro Forma Condensed Consolidated Balance Sheet as at September 30, 2000 Pro Forma Condensed Consolidated Statements of Earnings: Year Ended December 31, 1999 Nine Months Ended September 30, 2000

              o The Pro Forma Condensed Consolidated Balance Sheet of Registrant as at September 30, 2000 reflects the financial position of Registrant after giving effect to the disposition of thestockpage.com inc. ("thestockpage") and assumes the disposition took place on September 30, 2000. The Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1999 and the nine months ended September 30, 2000 assume that the disposition occurred on January 1, 1999, and are based on the operations of the Registrant for the year ended December 31, 1999 and the nine months ended September 30, 2000.

              o The unaudited pro forma condensed consolidated financial statements have been prepared by the Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

              o The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related noted of Registrant.

Level Jump Financial Group, Inc.
Pro Forma Condensed Consolidated Balance Sheet
September 30, 2000
(Unaudited)

                                                              Pro-forma
                                                              Adustments
                                          Historical             TSP (a)     Pro Forma
Assets
Current
   Cash and cash equivalents           $        65,000          $ 37,766      $ 27,234
   Deposits with clearing broker                12,065                -        152,065
   Investments in marketable securities      1,271,764          384,615        887,149
   Accounts receivable (net of
        allowances - $439,787)                  53,252           53,252             -
   Prepaid expenses and deposits                59,152           11,625        46,527
   Deferred income taxes                       104,139          104,139           -
                                      ------------------------------------------------
                                            1,704,372           591,397     1,112,975

Investments                                   187,600           124,300        63,300
Fixed assets                                  231,301            49,885       181,416
Goodwill                                      312,591                 -       312,591
                                      -----------------------------------------------
                                          $ 2,435,864         $ 765,582  $ 1,670,282
                                      ===============================================

Liabilities and Shareholders' Equity
Current
   Payable to clearing broker          $      160,781       $        -  $    160,781
   Accounts payable                            75,197           26,208        48,989
   Accrued liabilities                         51,577           22,986        28,591
   Note payable                               803,900                -       803,900
   Obligations under capital lease             12,545                -        12,545
   Deferred income taxes                        3,589            3,589             -
   Deferred revenues                          229,044          189,044        40,000
   Due to related parties                         615                -           615
   Income taxes payable                       592,066          591,340           726
                                      ----------------------------------------------
                                            1,929,314          833,167     1,096,147

Deferred lease inducements                      3,510                -         3,510
Obligations under capital lease                64,815                -        64,815
                                      ----------------------------------------------
                                               68,325                -        68,325

                                      ----------------------------------------------
                                            1,997,639         833,167      1,164,472

Shareholders' Equity                          438,225         (67,585)       505,810

                                      ----------------------------------------------
                                       $    2,435,864      $  765,582  $   1,670,282
                                      ==============================================


(a) To eliminate the assets and liabilities included in the balance sheet of the Company's subsidiary thestockpage.com as of September 30, 2000.

Level Jump Financial Group, Inc.
Pro-forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2000
(Unaudited)

                                            Pro-forma
                                            Adustments
                                Historical    TSP (a)    Pro Forma

Revenues                       $  567,937   $ 229,452   $  338,485
Cost of revenues                  329,728     198,603      131,125
                              -------------------------------------

Gross profit                      238,209      30,849      207,360

Operating expenses
   Sales and marketing             92,725      33,661       59,064
   Product development                  -           -            -
   General and administrative   1,660,206     749,411      910,795
   Acmortization of goodwill       34,732           -       34,732
                              -------------------------------------
Total operating expenses        1,787,663     783,072    1,004,591

Income from operations        (1,549,454)   (752,223)    (797,231)
Investment income, net            679,574     639,943       39,631
                              -------------------------------------

Income before income taxes      (869,880)   (112,280)    (757,600)
Provision (recovery) for
income taxes                     (87,308)    (87,992)          684
                              -------------------------------------
Net income                    $ (782,572)  $ (24,288)  $ (758,284)
                              =====================================

Average shares outstanding      8,156,982                8,156,982
Earnings per share - basic    $    (0.10)               $   (0.09)

(a) To eliminate the profit and loss of thestockpage.com for the entire period.

Level Jump Financial Group, Inc.
Pro-forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 1999
(Unaudited)

                                                         Pro-forma
                                                        Adustments
                                         Historical      TSP (a)     Pro Forma

Revenues                                 $2,827,468    $2,729,103    $   98,365
Cost of revenues                            661,867       661,867          --
                                                                     ----------

Gross profit                              2,165,601     2,067,236        98,365

Operating expenses
   Sales and marketing                       87,902        84,062         3,840
   Product development                       10,480        10,480          --
   General and administrative               971,139       826,803       144,336
   Management compensation                  363,007       363,007          --
                                                                     ----------
Total operating expenses                  1,432,528     1,284,352       148,176

Income from operations                      733,073       782,884       (49,811)
Investment income, net                      203,828       203,845           (17)

                                                                     ----------
Income (loss) before
   income taxes                             936,901       986,729       (49,828)
Provision for income taxes                  383,462       381,784         1,678

                                                                     ----------
Net income (loss)                        $  553,439    $  604,945    $  (51,506)
                                                                     ==========

Average shares outstanding                7,863,500                   7,863,500
Earnings per share - basic                   $ 0.07                     $ (0.01)

(a) To eliminate the profit and loss of thestockpage.com for the entire period.

                                              SIGNATURE PAGE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LEVEL JUMP FINANCIAL GROUP, INC.



                                                /s/ Brice Scheschuk
                                            ---------------------------
                                            Name: Brice Scheschuk
                                            Title:    Secretary


Date: March 1, 2001